Exhibit 4.1

Resonant Inc.  THIS CERTIFIES that INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE COMMON STOCK (CUSIP 76118L 10 2)  SEE REVERSE FOR CERTAIN DEFINITIONS is the owner of FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,PAR VALUE $0.001 PER SHARE OF 1D 0  (-<) (0)c “‘  — 5  :onz ,.-1’1 z o lll;ol>  ‘l)>Z Pl;oO :(o),.;(u)  n(l>z)n”‘)  “‘(-0-)  Resonant Inc.  transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This Certilicate is not valid until countersigned by the Transfer Agent and registered by the Registrar.  IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and its Corporate seal to be hereunto affixed.  DATED:  # c£¥-  )>  J:  0  :0  0  Ill (5)  c :0  “‘)  l>z;ll Z nl’l 0”110  ;111’1  Jll;ll (n)-o ,.,.  :uz (-<)  SECRETARY CHAIRMAN OF THE BOARD COUNTERSIGNED AND REGISTERED REGISTRAR AND TRANSFER COMPANY TRANSFER AGENT AND REGISTRAR BY AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT- — Custodian   TEN ENT  — as tenants by the entireties  (Cust) (Minor) JT TEN — as joint tenants with right of  under Uniform Grfts to Minors survivorship and not as tenants Act _ in common (State) Additional abbreviations may also be used though not in the above list. For Value Received,     hereby sell, assign and transfer  unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE) Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _  -Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises. Dated:  Signature(s) Guaranteed x _ x NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S)   AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER BY: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,STOCKBROKERS. SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S E.C. RULE 11Ad-15.